                                                                 Exhibit 10(v)

                               HARRIS CORPORATION
                             STOCK OPTION AGREEMENT
                              TERMS AND CONDITIONS
                                 (AS OF 8/22/97)


         1. THE OPTION - TERMS AND CONDITIONS. Under and subject to the provisions of the Corporation's Stock Incentive Plan as in effect from time to time (the "Plan"), the Corporation has granted to the Employee a non-statutory option (the "Option") to purchase such number of shares of Common Stock of the Corporation as set forth and designated in writing by the Corporation to the Employee at the designated price per share. Such grant is subject to the following Terms and Conditions:

                  (a) The Option shall not be exercisable to any extent until and unless the Employee shall have remained continuously in the employ of the Corporation for one year from the grant date. The grant of the Option shall not limit or restrict the Corporation's rights to terminate the Employee's employment.

                  (b) During the lifetime of the Employee, the Option shall be exercisable only by the Employee, and (except when Section 2 is applicable) only while the Employee continues as an Employee of the Corporation.

                  (c) Notwithstanding any other provision of these Terms and Conditions and the Agreement of which they form a part, the Option shall expire no later than ten years from the grant date (the "Expiration Date"), and shall not be exercisable thereafter.

                  (d) The Option is exercisable as follows:

                           (i) After the end of one year and prior to the end of two years from the grant date, not more than fifty percent of the grant;

                           (ii) After the end of two years and prior to the end
                  of three years from the grant date, not more than seventy-five percent of the grant; and

                           (iii) After the end of three years from the grant
                  date, one-hundred percent of the grant.

                  (e) Upon a "change of control" of the Corporation (as defined in Section 11.1 of the Plan) any outstanding Option shall immediately become fully exercisable, provided that if the Employee is an officer of the Corporation and a stock appreciation right has been granted with respect to a portion or all of the shares covered by these Terms and Conditions, the Option granted as to such shares may not in any event be exercised prior to the end of six months from the grant date, but the time set forth in Paragraph 2(d) shall be extended accordingly.

         2.       TERMINATION OF EMPLOYMENT.

                  (a) DEATH. In the event of the death of the Employee, the Option shall be exercisable only within the twelve (12) months following the date of death, but no later than the Expiration Date and then only (i) by the executor or administrator of the Employee's estate or by the person or persons to whom the Employee's rights under the

         Option shall pass by the Employee's will or the laws of descent and distribution, and (ii) if and to the extent that the Option was exercisable at the date of the Employee's death.

                  (b) DISABILITY. In the event of disability of the Employee, the Option shall be exercisable by the Employee only within the twelve
         (12) months following such cessation of employment but no later than the Expiration Date and to the extent that the Option was exercisable at the date of such cessation of employment, and no more.

                  (c) RETIREMENT. In the event of retirement of the Employee, the Option shall, if the retirement occurs after the Employee has reached age 55 and has ten or more years of full-time service, be exercisable by the Employee within thirty six (36) months following such retirement, but no later than the Expiration Date and to the extent that the Option was exercisable at the date of such retirement, and no more.

                  (d) TERMINATION OF EMPLOYMENT. In the event of termination of employment for reasons other than death, disability or retirement at age 55 with ten or more years of full-time service, the Option shall be exercisable only by the Employee within three (3) months following such cessation of employment but no later than the Expiration Date and to the extent that it was exercisable at the date of such cessation of employment, and no more. The three month period shall be increased to such greater period up to six months as may be necessary to permit exercise by an Employee who is an officer under the conditions set forth in Section 1(e).

         3. EXERCISE OF OPTION. The Option may be exercised by delivering to the Corporation at the office of the Corporate Secretary (i) a written notice, signed by the person entitled to exercise the Option, stating the number of shares such person then elects to purchase, (ii) payment in an amount equal to the full purchase price of the shares then to be purchased, and (iii) in the event the Option is exercised by any person other than the Employee, evidence satisfactory to the Corporation that such person has the right to exercise the Option. Payment shall be made (a) in cash, (b) in previously acquired shares of Common Stock of the Corporation, or (c) in any combination of cash and such shares. Shares tendered in payment of the purchase price which have been acquired through an exercise of a stock option shall have been held at least six months prior to exercise of the Option and shall be valued at the closing price as reported in the consolidated transaction system for the day preceding the date of exercise of the Option. Upon the exercise of the Option, the Corporation shall issue and deliver to the Employee, one or more certificates for the shares in respect of which the Option shall have been so exercised. The Employee does not have any rights as a shareholder in respect of any shares as to which the Option shall not have been duly exercised and no rights as a shareholder shall exist prior to the proper exercise of such Option.

         4. PROHIBITION AGAINST TRANSFER. The Option and rights granted by the Corporation under these Terms and Conditions and the Agreement of which they form a part are not transferable except to family members or trust, by will or by the laws of descent and distribution, provided that the Option may not be transferred to family members or trusts except as permitted by applicable law or regulations. Without limiting the generality of the foregoing, the Option may not be assigned, transferred except as aforesaid, pledged or hypothecated, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         5. EMPLOYMENT BY PARENT, SUBSIDIARY OR SUCCESSOR. For the purpose of these Terms and Conditions and the Agreement of which they form a part, employment by a parent or subsidiary of or a successor to the Corporation shall be considered employment by the Corporation. "Parent" and "subsidiary" as used herein shall have the meaning of "parent" and "subsidiary corporation," respectively, as defined in Section 424 of the Internal Revenue Code of 1986, as amended, or subsequent comparable statute.

         6. COMMITTEE. The Committee administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe these Terms and Conditions and the Agreement of which they form a part and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in these Terms and Conditions and the Agreement of which they form a part in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         7. INCORPORATION OF PLAN PROVISIONS. These Terms and Conditions and the Agreement of which they form a part are made pursuant to the Plan, the provisions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Plan. In the event of a conflict between the terms of these Terms and Conditions and the Agreement of which they form a part and the Plan, the terms of the Plan shall govern.

                               HARRIS CORPORATION
                       RESTORATION STOCK OPTION AGREEMENT
                              TERMS AND CONDITIONS
                                 (AS OF 8/22/97)


         1. THE OPTION - TERMS AND CONDITIONS. Under and subject to the provisions of the Corporation's Stock Incentive Plan as in effect from time to time (the "Plan"), the Corporation has granted to the Employee a non-statutory option (the "Option") to purchase such number of shares of Common Stock of the Corporation as set forth and designated in writing by the Corporation to the Employee at the designated price per share. Such grant is subject to the following Terms and Conditions:

                  (a) The grant of the Option shall not limit or restrict the Corporation's rights to terminate the Employee's employment.

                  (b) During the lifetime of the Employee, the Option shall be exercisable only by the Employee, and (except when Section 2 is applicable) only while the Employee continues as an Employee of the Corporation.

                  (c) Notwithstanding any other provision of these Terms and Conditions and the Agreement of which they form a part, the Option shall expire no later than the date designated in writing to the Employee by the Corporation (the "Expiration Date"), and shall not be exercisable thereafter.

                  (d) The Option shall not be exercisable to any extent until six months after the grant date, at which time the Option shall be fully exercisable.

                  (e) Upon a "Change of Control" of the Corporation (as defined in Section 11.1 of the Plan) any outstanding Option shall immediately become fully exercisable, provided that if the Employee is an officer of the Corporation and a stock appreciation right has been granted with respect to a portion or all of the shares covered by these Terms and Conditions, the Option granted hereby as to such shares may not in any event be exercised prior to the end of six months from the grant date, but the time set forth in Paragraph 2(d) shall be extended accordingly.

         2.       TERMINATION OF EMPLOYMENT.

                  (a) DEATH. In the event of the death of the Employee, the Option shall be exercisable only within the twelve (12) months following the date of death but no later than the Expiration Date, and then only (i) by the executor or administrator of the Employee's estate or by the person or persons to whom the Employee's rights under the Option shall pass by the Employee's will or the laws of descent and distribution, and (ii) if and to the extent that the Option was exercisable at the date of the Employee's death.

                  (b) DISABILITY. In the event of disability of the Employee, the Option shall be exercisable by the Employee only within the twelve
         (12) months following such cessation of employment but no later than the Expiration Date and to the extent that the Option was exercisable at the date of such cessation of employment, and no more.

                  (c) RETIREMENT. In the event of retirement of the Employee subsequent to the date which is six months after the grant date, the Option shall, if the retirement occurs after the Employee has reached age 55 and has ten or more years of full-time service, be exercisable by the Employee within thirty six (36) months following such retirement, but no later than the Expiration Date and to the extent that the Option was exercisable at the date of such retirement, and no more.

                  (d) TERMINATION OF EMPLOYMENT. In the event of termination of employment for reasons other than death, disability or retirement at age 55 with ten or more years of full time service, the Option shall be exercisable only by the Employee within three (3) months following such cessation of employment but no later than the Expiration Date and to the extent that it was exercisable at the date of such cessation of employment, and no more. The three month period shall be increased to such greater period up to six months as may be necessary to permit exercise by an Employee who is an officer under the conditions set forth in Section 1(e).

         3. EXERCISE OF OPTION. The Option may be exercised by delivering to the Corporation at the office of the Corporate Secretary (i) a written notice, signed by the person entitled to exercise the Option, stating the number of shares such person then elects to purchase, (ii) payment in an amount equal to the full purchase price of the shares then to be purchased, and (iii) in the event the Option is exercised by any person other than the Employee, evidence satisfactory to the Corporation that such person has the right to exercise the Option. Payment shall be made (a) in cash, (b) in previously acquired shares of Common Stock of the Corporation, or (c) in any combination of cash and such shares. Shares tendered in payment of the purchase price which have been acquired through the exercise of a stock option shall have been held at least six months prior to exercise of the Option and shall be valued at the closing price as reported in the consolidated transaction system for the day preceding the date of exercise of the Option. Upon the exercise of the Option, the Corporation shall issue and deliver to the Employee, one or more certificates for the shares in respect of which the Option shall have been so exercised. The Employee does not have any rights as a shareholder in respect of any shares as to which the Option shall not have been duly exercised and no rights as a shareholder shall exist prior to the proper exercise of such Option.

         4. PROHIBITION AGAINST TRANSFER. The Option and rights granted by the Corporation under these Terms and Conditions and the Agreement of which they form a part are not transferable except to family members or trust, by will or by the laws of descent and distribution, provided that the Option may not be transferred to family members or trusts except as permitted by applicable law or regulations. Without limiting the generality of the foregoing, the Option may not be assigned, transferred except as aforesaid, pledged or hypothecated, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         5. EMPLOYMENT BY PARENT, SUBSIDIARY OR SUCCESSOR. For the purpose of these Terms and Conditions and the Agreement of which they form a part, employment by a parent or subsidiary of or a successor to the Corporation shall be considered employment by the Corporation. "Parent" and "subsidiary" as used herein shall have the meaning of "parent" and "subsidiary corporation," respectively, as defined in Section 424 of the Internal Revenue Code of 1986, as amended, or subsequent comparable statute.

         6. COMMITTEE. The Committee administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe these Terms and Conditions and the Agreement of which they form a part and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgement of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in these Terms and Conditions and the Agreement of which they form a part in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         7. INCORPORATION OF PLAN PROVISIONS. These Terms and Conditions and the Agreement of which they form a part are made pursuant to the Plan, the provisions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Plan. In the event of a conflict between the terms of these Terms and Conditions and the Agreement of which they form a part and the Plan, the terms of the Plan shall govern.

                                OUTSIDE DIRECTORS
                             STOCK OPTION AGREEMENT
                               HARRIS CORPORATION
                              STOCK INCENTIVE PLAN
                             Amended as of 10/24/97


This Stock Option Agreement ("Agreement") is entered into as of the 24th day of October, 1997 between Harris Corporation (the "Corporation"), a Delaware corporation having its principal office in Melbourne, Florida, and name (the "Director"), an outside director of the Corporation.

         1. THE OPTION: Under and subject to the provisions of the Corporation's Stock Incentive Plan as in effect from time to time (the "Plan"), the Corporation hereby grants to the Director the option to purchase an aggregate of 2,000 shares of Common Stock of the Corporation at the price of [$__] per share, subject to the following conditions:

                  (a) During the lifetime of the Director, this option shall be exercisable only by the Director, and (except when Section 2 is applicable) only while the Director continues to serve as a Director of the Corporation.

                  (b) Notwithstanding any other provision of this Agreement, this option shall expire no later than ten years from the date of this Agreement, and shall not be exercisable thereafter.

                  (c) The number of shares of Common Stock with respect to which the option may be exercised from time to time is limited to the following percentages of the aggregate number of shares optioned hereby:

                           (i) After the end of one year and prior to the end of two years from the date hereof, not more than fifty percent;

                           (ii) After the end of two years and prior to the end of three years from the date hereof, not more than seventy-five percent;

                           (iii) After the end of three years from the date hereof, one-hundred percent.

                  (d) Upon a "Change of Control" of the Corporation any option which has been outstanding for more than one year shall immediately become exercisable. For purpose of this Agreement, a "Change of Control" is defined in Section 11 of the Plan.

         2. RETIREMENT. The option may be exercised by the Director and for a period of three (3) years following retirement, provided that only those Options exercisable at the date of the Director's retirement may be exercised during the period following retirement.

         3. DEATH. In the event of the death of the Director, the Option shall be exercisable only within the twelve (12) months next succeeding the date of death, and then only (i) by the executor or administrator of the Director's estate or by the person or persons to whom the Director's rights under the Option shall pass by the Director's will or the laws of descent and distribution, and (ii) if and to the extent that the Director was entitled to exercise the Option at the date of the Director's death.

         4. EXERCISE OF OPTION. This option may be exercised by delivering to the Corporation at the office of its Secretary (i) a written notice, signed by the person entitled to exercise the option, stating the number of shares such person then elects to purchase hereunder, (ii) payment in an amount equal to the full purchase price of the shares then to be purchased, and (iii) in the event the option is exercised by any person other than the Director, evidence satisfactory to the Corporation that such person has the right to exercise the option. Payment shall be made in cash, shares of common stock, or any combinations thereof. Upon the due exercise of the option, the Corporation shall issue in the name of the person exercising the option, and deliver to the Director, one or more certificates for the shares in respect of which the option shall have been so exercised. The Director agrees that no holder of the option shall have any rights as a shareholder in respect of any shares as to which the option shall not have been duly exercised and that no rights as a shareholder shall arise in respect of any shares as to which the option shall have been duly exercised until and except to the extent that a certificate or certificates for such shares shall have been issued.

         5. PROHIBITION AGAINST TRANSFER. The option and rights granted by the Corporation under this Agreement are not transferable except by will or the laws of descent and distribution. Without limiting the generality of the foregoing, the option may not be assigned, transferred except as aforesaid, pledged or hypothecated, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon the option, shall be null and void and without effect.

         6. ADJUSTMENTS. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, thereafter the number of shares subject to outstanding Options granted to Directors and the number of shares subject to Options to be granted to Directors under the Plan shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change in corporate structure, provided that the number of shares shall always be a whole number, and the purchase price per share of any outstanding Options shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, shall be proportionately increased.

         7. COMMITTEE. The Committee administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe this Agreement.

         8. INCORPORATION OF PLAN PROVISIONS. This Agreement is made pursuant to the Plan, the provisions of which are hereby incorporated by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Plan. In the event of a conflict between the terms of this Agreement and the Plan, the terms of the Plan shall govern.

                                              HARRIS CORPORATION

                                              By: __________________________
                                                  Chairman, President and
                                                  Chief Executive Officer

                               HARRIS CORPORATION
                  EXECUTIVE PERFORMANCE SHARE AWARD AGREEMENT
                              TERMS AND CONDITIONS
                                 (AS OF 8/22/97)


         1. DEFINITIONS. "Executive Officer" is any person so designated by the Board of Directors of Harris Corporation. "Corporate Officers" are all officers of the Corporation who have not been designated Executive Officers.

         2. AWARD-TERMS AND CONDITIONS. Under and subject to the provisions of the Corporation's Stock Incentive Plan, as in effect from time to time (the "Plan"), the Corporation has granted to the Executive a Performance Share Award (the "Award") of such number of shares of Common Stock, $1.00 par value, of the Corporation as set forth and designated in writing by the Corporation to the Executive (the "Stock"). Such Award subject to the following Terms and
Conditions:

                  (a) For purposes of this Agreement, the "Performance Period" shall be the Performance Period set forth and designated as such in writing by the Corporation to the Executive.

                  (b) Upon the expiration of the Performance Period and satisfaction of the applicable withholding obligations, the Corporation shall at its option, cause such shares as to which the Executive is entitled pursuant to Section 2(c) hereof either (i) to be issued by delivery of a stock certificate in the name of the Executive or his designee, and the certificate shall be released to the custody of the Executive, or (ii) to be credited to an account for the benefit of the Executive maintained by the Corporation's stock transfer agent or its designee.

                  (c) (i) For Executive Officers, the Award shall be contingent upon the attainment during the Performance Period of the goals exhibit delivered to the Executive at the time of the making of the Award (the "Exhibit"). The payout shall be determined upon the expiration of the Performance Period in accordance with the Exhibit. The final payout determination will be authorized by the Harris Board of Directors, or its designee.

                      (ii) For Corporate Officers, the Award shall be contingent upon the attainment during the Performance Period of the goals specified in the approved Strategic Plan covering the Performance Period. The percentage attainment of the Shares subject of the Award shall be determined upon the expiration of the Performance Period based on an assessment of actual performance compared with the Strategic Plan and other relevant market, competitive, economic and other factors during the Performance Period. The final pay-out determination will be authorized by the Harris Board of Directors, or its designee.

                      (iii) If employment is commenced after July 15th of the first fiscal year of the Performance Period (such commencement date is referred to as the "Start Date"), the final pay-out to be made to the Executive determined in accordance with the prior provisions of this Section 2(c) shall be reduced by 1/36th for each month between July 1 of the first fiscal year or the Performance Period and the Start Date. Only a Start Date prior to the 15th of a month shall be deemed employment for a full month. Other than with respect to the final pay-out, the pro-ration pursuant to this Section will not otherwise impact the Award (e.g., the Executive will have full voting rights and will be entitled to receive dividend equivalent payments and other distributions with respect to all Award shares).

                  (d) Subject to Section 8 hereof, during the Performance Period, the Executive may exercise full voting rights with respect to all shares of Stock subject of the Award and shall be entitled to receive dividends and other distributions paid with respect to such shares. Upon the expiration of the Performance Period, the Executive may exercise voting rights and shall be entitled to receive dividends and other distributions with respect to the number of shares to which the Executive is entitled pursuant to Section 2(c) hereof.

                  (e) The number of shares subject of the Award is based upon the assumption that the Executive shall continue to perform substantially the same duties throughout the Performance Period, and such number of shares may be reduced or increased by the Board of Directors or its designee without formal amendment of this Agreement to reflect a change in duties during the Performance Period.

         3. TERMINATION OF EMPLOYMENT. Other than in the event of a "change in control" covered in paragraph 6 herein, if the Executive ceases to be an employee of the Corporation or of one of its affiliates prior to the expiration of the Performance Period: (i) for any reason other than death, disability or retirement after age 55 with ten or more years full-time service, all shares of Stock awarded to the Executive hereunder shall be forfeited; or (ii) due to (a) death, (b) disability or (c) retirement after the Executive has reached age 55 and has ten or more years of full-time service, the Executive shall be eligible to receive a pro-rata proportion of the shares of Stock which would have been issued to the Executive under the Award at the end of the Performance Period, such pro-rata proportion to be measured by a fraction of which the numerator is the number of months of the Performance Period during which the Executive's employment continued, and the denominator is the full number of months of the Performance Period. For purposes of Section 3, only employment for 15 days or more of a month shall be deemed employment for a full month.

         4. TRANSFER OF EMPLOYMENT. If the Executive transfers employment from one business unit of the Corporation or an affiliate to another business unit or affiliate during a Performance Period, such Executive shall be eligible to receive the number of shares of Stock determined by the Board of Directors or the Committee of the Board of Directors administering the Plan based upon such factors as the Board of Directors or the Committee, as the case may be, in its sole discretion may deem appropriate.

         5. PROHIBITION AGAINST TRANSFER. Until the expiration of the Performance Period, the Award and the shares of Stock subject of the Award are nontransferable except by will or by the laws of descent and distribution. Without limiting the generality of the foregoing, the Award and such shares may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Performance Period, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempt to effect any of the foregoing shall be null and void and without effect.

         6. CHANGE IN CONTROL. (a) Upon a "change in control" of the Corporation as defined in Section 11.1 of the Plan, the performance objectives shall be conclusively deemed to have been attained. The Award shall be vested immediately prior to the occurrence of a "Change in control." The Award shall be paid to the Executive at the end of the Performance Period, provided however, (i) in the event of death, disability, retirement, or involuntary termination other than for Cause, the Award shall be paid in stock as soon as practicable; (ii) in the event of resignation or termination for Cause, the Award shall be forfeited; and
(iii) in the event of a "change in the Corporation's capital structure," at the election of the Executive, the Award shall be paid in stock or converted and paid in cash. The amount of the cash payment will be an amount equal to the number of shares in subject of the Award multiplied by the highest price per share paid in any transaction reported on the New York Stock Exchange Composite
Index: (x) during the sixty (60) day period preceding and including the date of a "change in the Corporation's capital structure;" or (y) during the sixty (60) day period preceding and including the date of "change in control," whichever is higher. An Award in Stock or cash shall be paid as soon as practicable.

                  (b) For purposes hereof, a "change in the Corporation's capital structure" shall be deemed to have occurred if:

                         (i) the Stock is no longer the only class of the Corporation's common stock;

                         (ii) the Stock ceases to be, or is not readily, tradable on an established securities market (in the United States) within the meaning of Section 409(1)(1) of the Internal Revenue Code of 1986, as amended;

                         (iii) the Corporation issues warrants, convertible debt, or any other security that is exercisable or convertible into common stock, except for rights granted under the Corporation's Stock Incentive Plan; or

                         (iv) the ratio of total debt to total capitalization exceeds 45 percent. Total debt is the total debt for borrowed money. Total capitalization is consolidated total assets of the Corporation less consolidated total liabilities of the Corporation.

                  (c) "Cause" shall mean (1) a material breach by the Executive of the duties and responsibilities of the Executive (other than as a result of incapacity due to physical or mental illness) which is (x) demonstrably willful, continued and deliberate on the employee's part,
         (y) committed in bad faith or without reasonable belief that such breach is in the best interests of the Corporation and (z) not remedied within fifteen (15) days after receipt of written notice, from the Corporation which specifically identifies the manner in which such breach has occurred or
         (2) the Executive's conviction of, or plea of nolo contendere to, a felony involving willful misconduct which is materially and demonstrably injurious to the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Corporation. Cause shall not exist unless and until the Company has delivered to Executive a copy of a revolution duly adopted by three-quarters (3/4) of the entire Board at a meeting of the Board called and held for such purpose (after thirty (30) days notice to Executive and an opportunity for Executive, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board an event set forth in clauses (1) or (2) has occurred and specifying the particulars thereof in detail. The Company must notify the Executive of any event constituting Cause within ninety (90) days following the Company's knowledge of its existence or such event shall not constitute Cause under these Terms and Conditions.

         7. MISCELLANEOUS. These Terms and Conditions and the Agreement of which they form a part (a) shall be binding upon and inure to the benefit of any successor of the Corporation, (b) shall be governed by the laws of the State of Florida and any applicable laws of the United States, and (c) except as permitted under Sections 4.1 and 13.6 of the Plan, may not be amended without the written consent of both the Corporation and the Executive. No contract or right of employment shall be implied by these Terms and Conditions and the Agreement of which they form a part. If the Award is assumed or a new award is substituted therefor in any corporate reorganization, (including, but not limited to, any transaction of the type referred to in Section 424(a) of the Internal Revenue Code of 1986, as amended), employment by such assuming or substituting corporation or by a parent corporation or subsidiary thereof shall be considered for all purposes of the Award to be employment by the Corporation.

         8. SECURITIES LAW REQUIREMENTS. The Corporation shall not be required to issue shares pursuant to the Award unless and until (a) such shares have been duly listed upon each stock exchange on which the Corporation's Stock is then registered; and (b) a registration statement under the Securities Act of 1933 with respect to such shares is then effective.

         9. COMMITTEE. The Committee of the Board of Directors administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe these Terms and Conditions and the Agreement of which they form a part and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in these Terms and Conditions and the Agreement of which they form a part in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         10. ADJUSTMENTS. Non-recurring losses or charges which are separately identified and quantified in the Corporation's audited financial statements and notes thereto including, but not limited to, extraordinary items, changes in tax laws, changes in generally accepted accounting principles, impact of discontinued operations, restructuring charges, restatement of prior period financial results, shall be excluded from the calculation of performance results for purposes of the Plan. However, the Committee can choose to include any or all such non-recurring items as long as inclusion of each such item causes the Award to be reduced,

         11. INCORPORATION OF PLAN PROVISIONS. These Terms and Conditions and the Agreement of which they form a part are made pursuant to the Plan and are subject to all of the provisions of the Plan as if the same were fully set forth herein. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Plan. In the event of a conflict between the terms of these Terms and Conditions and the Agreement of which they form a part and the Plan, the terms of the Plan shall govern.

                               HARRIS CORPORATION
                        PERFORMANCE SHARE AWARD AGREEMENT
                              TERMS AND CONDITIONS
                                 (AS OF 8/22/97)


         1. AWARD - TERMS AND CONDITIONS. Under and subject to the provisions of the Corporation's Stock Incentive Plan, as in effect from time to time (the "Plan"), the Corporation has granted to the Employee a Performance Share Award (the "Award") of such number of shares of Common Stock, $1.00 par value, of the Corporation as set forth and designated in writing by the Corporation to the Employee (the "Stock"). Such Award is subject to the following Terms and
Conditions:

                  (a) For purposes of this Agreement, the "Performance Period" shall be the performance period set forth and designated as such in writing by the Corporation to the Employee.

                  (b) Upon the expiration of the Performance Period and satisfaction of applicable withholding obligations, the Corporation shall at its option, cause such shares as to which the Employee is entitled pursuant to Section 1(c) hereof either (i) to be issued by delivery of a stock certificate in the name of the Employee or his designee, and the certificate shall be released to the custody of the Employee, or (ii) to be credited to an account for the benefit of the Employee maintained by the Corporation's stock transfer agent or its designee.

                  (c) The Award shall be contingent upon the attainment during the Performance Period of the goals specified in the approved Strategic Plan covering the Performance Period. The percentage attainment of the Shares subject of the Award shall be determined upon the expiration of the Performance Period based upon an assessment of actual performance compared with the Strategic Plan and other relevant market, competitive, economic and other factors during the Performance Period. The final pay-out determination will be authorized by the Harris Board of Directors, or its designee. If employment is commenced after July 15th of the first fiscal year of the Performance Period (such commencement date is referred to as the "Start Date"), the final pay-out to be made to the Employee determined in accordance with the prior provisions of this Section 1(c) shall be reduced by 1/36th for each month between July 1 of the first fiscal year of the Performance Period and the Start Date. Only a Start Date prior to the 15th of a month shall be deemed employment for a full month. Other than with respect to the final pay-out, the pro-ration pursuant to this Section will not otherwise impact the Award (e.g., the Employee will have full voting rights and will be entitled to receive dividend equivalent payments and other distributions with respect to all Award shares).

                  (d) Subject to Section 7 hereof, during the Performance Period, the Employee may exercise full voting rights with respect to all shares of Stock subject of the Award and shall be entitled to receive dividends and other distributions paid with respect to such shares. Upon the expiration of the Performance Period, the Employee may exercise voting rights and shall be entitled to receive dividends and other distributions with respect to the number of shares to which the Employee is entitled pursuant to Section 1(c) hereof.

                  (e) The number of shares subject of the Award is based upon the assumption that the Employee shall continue to perform substantially the same duties throughout the Performance Period, and such number of shares may be reduced or increased by the Board of Directors or its designee without formal amendment of this Agreement to reflect a change in duties during the Performance Period.

         2. TERMINATION OF EMPLOYMENT. Other than in the event of a "change in control" covered in paragraph 5 herein, if the Employee ceases to be an employee of the Corporation or of one of its affiliates prior to the expiration of the Performance Period: (i) for any reason other than death, disability or retirement after age 55 with ten or more years full-time service, all shares of Stock awarded to the Employee hereunder shall be forfeited; or (ii) due to (a) death, (b) disability or (c) retirement after the Employee has reached age 55 and has ten or more years of full-time service, the Employee shall be eligible to receive a pro-rata proportion of the shares of Stock which would have been issued to the Employee under the Award at the end of the Performance Period, such pro-rata proportion to be measured by a fraction of which the numerator is the number of months of the Performance Period during which the Employee's employment continued, and the denominator is the full number of months of the Performance Period. For purposes of Section 2, only employment for 15 days or more of a month shall be deemed employment for a full month.

         3. TRANSFER OF EMPLOYMENT. If the Employee transfers employment from one business unit of the Corporation or an affiliate to another business unit or affiliate during a Performance Period, such Employee shall be eligible to receive the number of shares of Stock determined by the Board of Directors or the Committee of the Board of Directors administering the Plan based upon such factors as the Board of Directors or the Committee, as the case may be, in its sole discretion may deem appropriate.

         4. PROHIBITION AGAINST TRANSFER. Until the expiration of the Performance Period, the Award and the shares of Stock subject of the Award are nontransferable except by will or by the laws of descent and distribution. Without limiting the generality of the foregoing, the Award and such shares may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Performance Period, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempt to effect any of the foregoing shall be null and void and without effect.

         5. CHANGE IN CONTROL. (a) Upon a "change in control" of the Corporation as defined in Section 11.1 of the Plan, the performance objectives shall be conclusively deemed to have been attained. The Award shall be vested immediately prior to the occurrence of a "change in control." The Award shall be paid to the Employee at the end of the Performance Period, provided however: (i) in the event of death, disability, retirement, or involuntary termination other than for Cause, the Award shall be paid in Stock as soon as practicable; (ii) in the event of resignation or termination for cause, the Award shall be forfeited; and (iii) in the event of a "change in the Corporation's capital structure," at the election of the Employee, the Award shall be paid in stock or converted and paid in cash. The amount of the cash payment will be an amount equal to the number of shares subject of the Award multiplied by the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index: (x) during the sixty (60) day period preceding and including the date of a "change in the Corporation's capital structure;" or (y) during the sixty (60) day period preceding and including the date of "change in control," whichever is higher. An Award in Stock or cash shall be paid as soon as practicable.

                  (b) For purposes hereof, a "change in the Corporation's capital structure" shall be deemed to have occurred if:

                           (i) the Stock is no longer the only class of the
                  Corporation's common stock;

                           (ii) the Stock ceases to be, or is not readily,
                  tradable on an established securities market (in the United States) within the meaning of Section 409 (l)(1) of the Internal Revenue Code of 1986, as amended;

                           (iii) the Corporation issues warrants, convertible
                  debt, or any other security that is exercisable or convertible into common stock, except for rights granted under the Corporation's Stock Incentive Plan; or

                           (iv) the ratio of total debt to total capitalization
                  exceeds 45 percent. Total debt is the total debt for borrowed money. Total capitalization is consolidated total assets of the Corporation less consolidated total liabilities of the Corporation.

                  (c) "Cause" shall mean (1) a material breach by the employee of the duties and responsibilities of the employee (other than as a result of incapacity due to physical or mental illness) which is (x) demonstrably willful, continued and deliberate on the employee's part,
         (y) committed in bad faith or without reasonable belief that such breach is in the best interests of the Corporation and (z) not remedied within fifteen (15) days after receipt of written notice from the Corporation which specifically identifies the manner in which such breach has occurred or (2) the employee's conviction of, or plea of nolo contendere to, a felony involving willful misconduct which is materially and demonstrably injurious to the Corporation.

         6. MISCELLANEOUS. These Terms and Conditions and the Agreement of which they form a part (a) shall be binding upon and inure to the benefit of any successor of the Corporation, (b) shall be governed by the laws of the State of Florida and any applicable laws of the United States, and (c) except as permitted under Sections 4.1 and 13.6 of the Plan, may not be amended without the written consent of both the Corporation and the Employee. No contract or right of employment shall be implied by these Terms and Conditions and the Agreement of which they form a part. If the Award is assumed or a new award is substituted therefor in any corporate reorganization (including, but not limited to, any transaction of the type referred to in Section

424(a) of the Internal Revenue Code of 1986, as amended), employment by such assuming or substituting corporation or by a parent corporation or subsidiary thereof shall be considered for all purposes of the Award to be employment by the Corporation.

         7. SECURITIES LAW REQUIREMENTS. The Corporation shall not be required to issue shares pursuant to the Award unless and until (a) such shares have been duly listed upon each stock exchange on which the Corporation's Stock is then registered; and (b) a registration statement under the Securities Act of 1933 with respect to such shares is then effective.

          8. COMMITTEE. The Committee of the Board of Directors administering the Plan shall have authority, subject to the express provisions of the Plan as in effect from time to time, to construe these Terms and Conditions and the Agreement of which they form a part and the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in these Terms and Conditions and the Agreement of which they form a part in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

         9. ADJUSTMENTS. Non-recurring losses or charges which are separately identified and quantified in the Corporation's audited financial statements and notes thereto including, but not limited to, extraordinary items, changes in tax laws, changes in generally accepted accounting principles, impact of discontinued operations, restructuring charges, restatement of prior period financial results, shall be excluded from the calculation of performance results for purposes of the Plan. However, the Committee can choose to include any or all such non-recurring items as long as inclusion of each such item causes the Award to be reduced.

         10. INCORPORATION OF PLAN PROVISIONS. These Terms and Conditions and the Agreement of which they form a part are made pursuant to the Plan and are subject to all of the provisions of the Plan as if the same were fully set forth herein. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Plan. In the event of a conflict between the terms of these Terms and Conditions and the Agreement of which they form a part and the Plan, the terms of the Plan shall govern.